Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [Abstract]
Cash and cash equivalents
6	Cash and cash equivalents

Cash and cash equivalents as of December 31, 2022 and 2021, are summarized as follows:

	2022	2021
Cash on hand	$634	$738
Cash at banks	74,554	38,829
Short-term investments (a)	19,545	-
	$94,733	$39,567

(a)	Includes fix-term deposits (promissory notes) and repurchase/resell agreements with terms up to 3 days.

Restricted cash

As of December 31, 2021, restricted cash amounting to $48,203 represents the amount required for guaranteeing payments, in accordance with credit agreements, and the guarantee fund on the sale of Terminal Marítima de Tuxpan S.A. de C.V. (TMT) In October 2022, a restricted cash, attributable to TMT of $1.9 million dollars (approx. $36.8 million pesos), was released, leaving only in the restricted cash a reserve of $2.0 million pesos, necessary for foreign trade activities used for the storage business.